UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (623) 445-9500

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2008, the Board of Directors (the “Board”) of Universal Technical Institute, Inc. (the “Company”) adopted amendments to Sections 1.5 and 1.11 of the Company’s Amended and Restated Bylaws (the “Bylaws”), which were effective immediately upon approval. The amendments implement a system of majority voting for the election of directors in uncontested elections and provide that the Nominating and Corporate Governance Committee of the Board establish procedures under which a director who, in an uncontested election, is not elected by the majority of the votes cast with respect to that director’s election shall offer to tender his or her resignation to the Board. In addition, the amendments to the Bylaws expand the information required to be provided by a stockholder making a nomination of a person for election to the Board, including whether such nominee, if elected, intends to tender an irrevocable resignation effective upon his or her failure to receive the required vote in a subsequent election, in accordance with the policies and procedures provided for in the Company’s Corporate Governance Guidelines. Further, pursuant to the amendments, a notice of stockholder’s nomination must also include among other things, a description of any derivative or short position, profit interest, options, hedging transaction and borrowed or loaned shares that the stockholder has with respect to the Company’s common stock.

In connection with the amendments to the Bylaws establishing a majority vote standard for the election of directors in uncontested elections, the Company amended its Corporate Governance Guidelines to implement a director resignation policy. In connection with the resignation policy, each member of the Board is expected to submit an irrevocable, conditional resignation to be effective if such director fails to receive a majority of the votes cast in his or her election at the applicable meeting of the Company’s stockholders and if the Board accepts such resignation. The Board has discretion whether to accept or reject the resignations.

The preceding is qualified in its entirety by reference to the Company’s Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amendment and Restated Bylaws of Universal Technical Institute, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.

Dated: December 15 , 2008

By: /s/ Chad A. Freed
Name: Chad A. Freed
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amendment and Restated Bylaws of Universal Technical Institute, Inc.